UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

ICM Small Company Portfolio

Annual Report October 31, 2012

Investment Adviser:

Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2012

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2012

Dear Shareholder:

The fiscal year started on an optimistic note with evidence that the U.S. economy was accelerating and, as a result, the market enjoyed a significant rally through April 2012, advancing over 14%. In the spring months, however, the market was confronted with a flare up in the ongoing European sovereign debt crisis, a deepening recession in Europe, continued slowing of the Chinese economy and, most disappointing, slowing once again of economic data in the U.S. As a result, as we entered the summer months there was growing pessimism that the market would be able to overcome these significant headwinds. With the prospect also of higher taxes and lower government spending in the U.S. brought on by the impending “fiscal cliff,” it is not hard to see why investors would take a “wait and see” approach to the market. In hindsight, however, all of these negatives were trumped by promises of aggressive monetary actions by central bankers in the U.S., Europe and China. Under this backdrop, large capitalization stocks, as measured by the S&P 500 Index, were able to outperform small capitalization stocks for the fiscal year, returning 15.21% versus a still healthy 12.08% gain for small capitalization stocks, measured by the Russell 2000® Index. In this macro driven environment, where investors’ willingness to accept volatility changed with the headlines, the 11.54% return for ICM Small Company Portfolio (the “Portfolio” or the “Fund”) lagged its primary benchmark, the Russell 2000® Value Index (the “Index” or “Benchmark”), which advanced 14.47% for the fiscal year.

	Total Returns
	1st Fiscal Qtr	2nd Fiscal Qtr	3rd Fiscal Qtr	4th Fiscal Qtr	Fiscal Year
	Nov. 1, 2011- Jan. 31, 2012	Feb. 1, 2012- Apr. 30, 2012	May 1, 2012- July 31, 2012	Aug. 1, 2012- Oct. 31, 2012	Nov. 1, 2011- Oct. 31, 2012
ICM Small Co. Portfolio*	8.13%	4.20%	-5.26%	4.49%	11.54%
Russell 2000® Value Index	8.10%	3.12%	-2.59%	5.42%	14.47%
Russell 2000® Index	7.38%	3.39%	-3.31%	4.41%	12.08%
Russell 2000® Growth Index	6.67%	3.66%	-4.04%	3.38%	9.70%
S&P 500 Index	5.32%	7.08%	-0.78%	2.96%	15.21%

Portfolio’s Average Annual Total Returns
1 Year End 10/31/2012	5 Years End 10/31/2012	10 Years End 10/31/2012	Since Inception - 4/19/89 Thru 10/31/12*
11.54%	1.07%	9.49%	12.07%

*	The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.92%.

Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 9/30/12 is -31.73% (one year), 1.81% (five year) and 9.94% (10 year).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

As mentioned, during the third and fourth fiscal quarters, the world’s largest central bankers announced aggressive monetary actions in a seemingly coordinated fashion. In early July, the chairman of the European Central Bank pledged to do “whatever it takes” to defend the Euro at the same time China lowered its key lending rate to 6%. This was followed up in early September by the Federal Reserve’s initiation of a third, open-ended, bond purchasing program. While positive for the stock market as a whole, these actions caused a strong rally in commodity-oriented shares particularly from June through October. As a result, Materials & Processing was one of the leading sectors in the Russell 2000® Value Index for the fiscal year with a gain of 20.66%, driven by strong performance in the shares of industrial and precious metal miners. Gold shares, in particular, advanced over 66% from June through October, a direct reaction to monetary actions. The Portfolio’s lack of exposure to this area of the market, along with the poor performance of a few specialty chemical holdings, resulted in a disappointing 8.90% return for the Portfolio’s holdings in the Materials & Processing sector for the fiscal year.

Poor stock selection and an underweight position in the strong-performing Financial Services sector had a negative impact on relative performance. Although the Portfolio’s banks were up 12.77% for the fiscal year, we were unable to keep pace with the banks in the benchmark, which returned 20.80% for the same period. Our significant underweight in REITs, 7.00% for the portfolio versus 12.98% for the benchmark, continues to be a headwind as the market’s thirst for income has caused the sector to outperform for the third consecutive year. Although we have been wrong on this call for some time now, we have a difficult time finding value in the REITs sector and feel that their lofty valuations will eventually fall to a more historically normal range.

On the positive side, stock selection in the Energy sector continues to add value. Long time Oil Services holding, Oceaneering International, and Oil Producer, GeoResources, were both up over 25% for the fiscal year as the commodity and related businesses were impacted by the monetary stimulus. A significant underweight and strong selection also contributed to relative performance in the Utilities sector. IDACORP and UNS Energy were two picks that helped from a stock selection standpoint.

The U.S. markets have clearly reacted positively to recent moves by the world’s central bankers to further loosen monetary policy. As we enter the 3rd quarter earnings season however, we suspect that many companies will continue to report softening earnings results and provide cautious commentary regarding the near-term outlook, particularly in light of concerns over the impending fiscal cliff. This is likely to cause downward revisions to near term estimates, creating a challenging environment for stocks.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Longer term, we still view the fundamental backdrop for equities positively. The S&P 500 currently trades at just 14 times estimated 2012 earnings, still comfortably below the 50 year average price-to-earnings multiple of 15. The valuation case between equities and fixed income is even more compelling given the historically low level of interest rates for government and corporate debt in the U.S. Corporate balance sheets and profits continue to be strong, and are even showing improvement in the beleaguered financial sector. Consumer confidence is also gradually improving, which is due, in part, to a recovery in the housing sector. Finally, monetary policy is extraordinarily easy (many would say too easy), not just in the U.S. but in most major economies. The main wild card continues to be government fiscal policy, both in the U.S. and Europe.

Respectfully,

William V. Heaphy, CFA Principal Investment Counselors of Maryland, LLC	Simeon F. Wooten, III, CFA Principal Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2012

Growth of a $2,500,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED OCTOBER 31, 2012
	1 Year Return	5 Year Return	10 Year Return	Inception to Date*
ICM Small Company Portfolio	11.54%	1.07%	9.49%	12.07%
Russell 2000 Value Index	14.47%	0.87%	9.38%	10.12%
Russell 2000 Index	12.08%	1.19%	9.58%	8.66%

* The ICM Small Company Portfolio commenced operations on April 19, 1989.

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost. The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives. The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2012

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.7%
	Shares	Value

CONSUMER DISCRETIONARY — 14.6%
Ameristar Casinos	597,300	$10,900,725
Black Diamond*	498,900	4,739,550
Bob Evans Farms	364,600	13,880,322
Columbia Sportswear	151,700	8,555,880
Cooper Tire & Rubber	581,700	11,709,621
Group 1 Automotive	245,100	15,198,651
Hillenbrand	504,300	10,323,021
Insight Enterprises*	881,700	14,257,089
Jos A Bank Clothiers*	217,050	10,155,769
Matthews International, Cl A	401,100	11,539,647
MDC Holdings	112,300	4,294,352
Men’s Wearhouse	503,400	16,506,486
Outdoor Channel Holdings	196,100	1,423,686
Papa John’s International*	64,600	3,444,472
Rush Enterprises, Cl A*	170,800	3,245,200
Rush Enterprises, Cl B*	178,000	3,091,860
Standard Parking*	532,800	12,174,480
Stoneridge*	914,500	4,545,065
WMS Industries*	752,900	12,370,147

		172,356,023

CONSUMER STAPLES — 1.0%
Snyders-Lance	454,100	11,506,894

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value

ENERGY — 3.0%
Carrizo Oil & Gas*	362,000	$9,708,840
Halcon Resources*	575,349	3,722,508
Natural Gas Services Group*	217,100	3,443,206
Oceaneering International	173,300	9,068,789
Unit*	248,100	10,010,835

		35,954,178

FINANCIAL SERVICES — 24.8%
Ameris Bancorp*	717,028	7,650,689
BancorpSouth	48,900	691,935
Bank of Kentucky Financial	106,800	2,684,952
BBCN Bancorp	319,600	3,812,828
Berkshire Hills Bancorp	391,100	9,183,028
Boston Private Financial Holdings	1,198,500	11,050,170
Brandywine Realty Trust†	553,530	6,420,948
Bryn Mawr Bank	388,700	8,800,168
Campus Crest Communities†	949,600	10,531,064
CapLease†	1,270,100	6,515,613
Columbia Banking System	371,500	6,579,265
CubeSmart†	708,500	9,295,520
CVB Financial	684,685	7,408,292
Duke Realty†	287,600	4,164,448
Enterprise Financial Services	374,400	5,241,600
Excel Trust†	878,100	10,800,630
Financial Institutions	182,600	3,476,704
First of Long Island	165,200	4,954,348
Flushing Financial	555,300	8,634,915
FNB	900,900	9,666,657
Fortegra Financial*	427,200	3,793,536
Hancock Holding	278,700	8,804,133
Hanover Insurance Group	143,400	5,178,174
Heritage Financial	437,100	6,045,093
HFF, Cl A*	378,300	5,269,719
Jack Henry & Associates	272,600	10,358,800
KBW	472,600	7,679,750
Kite Realty Group Trust†	1,304,300	7,134,521
Lexington Realty Trust†	1,038,241	9,852,907
Mack-Cali Realty†	148,900	3,869,911
Meadowbrook Insurance Group	423,610	2,380,688

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value

FINANCIAL SERVICES — continued
Navigators Group*	126,000	$6,688,080
Park Sterling*	354,500	1,772,500
Parkway Properties†	226,100	3,113,397
Pebblebrook Hotel Trust†	493,600	10,474,192
ProAssurance	85,500	7,643,700
Prosperity Bancshares	239,200	10,012,912
Selective Insurance Group	207,000	3,827,430
Susquehanna Bancshares	708,931	7,351,614
Trico Bancshares	382,300	6,422,640
Union First Market Bankshares	472,400	7,416,680
United Financial Bancorp	319,400	4,909,178
Univest Corp of Pennsylvania	179,600	3,038,832
Waddell & Reed Financial, Cl A	180,700	6,022,731
Weingarten Realty Investors†	225,700	6,093,900

		292,718,792

HEALTH CARE — 7.2%
Bio-Rad Laboratories, Cl A*	161,700	16,388,295
Charles River Laboratories International*	244,400	9,121,008
CONMED	366,200	10,129,092
Hanger Orthopedic Group*	586,900	14,877,915
HealthSouth*	503,900	11,151,307
Medical Action Industries*	252,200	743,990
Owens & Minor	186,500	5,309,655
Sirona Dental Systems*	296,100	16,954,686

		84,675,948

INDUSTRIALS — 1.0%
Altra Holdings	601,200	10,833,624
Furmanite*	74,200	374,710
Kforce*	43,300	482,795

		11,691,129

INFORMATION TECHNOLOGY — 3.5%
CSG Systems International*	104,200	2,147,562
Electro Scientific Industries	794,100	8,480,988
JDA Software Group*	416,700	15,892,938
WEX*	202,200	14,918,316

		41,439,804

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value

MATERIALS & PROCESSING — 13.5%
ABM Industries	559,400	$10,628,600
Aptargroup	391,300	20,065,864
Belden CDT	301,700	10,800,860
Brady, Cl A	352,800	10,852,128
Carpenter Technology	236,900	11,515,709
Consolidated Graphics*	383,600	11,320,036
Ferro*	780,800	2,053,504
HB Fuller	368,500	11,202,400
Innophos Holdings	210,400	10,025,560
Koppers Holdings	330,600	11,802,420
Kraton Performance Polymers*	395,500	8,629,810
OM Group*	427,300	8,644,279
Omnova Solutions*	1,004,400	7,874,496
Quanex Building Products	42,000	830,340
Rogers*	300,100	11,826,941
United Stationers	410,100	11,901,102

		159,974,049

PRODUCER DURABLES — 18.8%
Actuant, Cl A	522,300	14,749,752
Albany International, Cl A	466,300	10,244,611
Briggs & Stratton	564,600	11,150,850
CBIZ*	1,309,800	7,230,096
Celadon Group	542,400	9,275,040
Compass Diversified Holdings	981,100	14,127,840
ESCO Technologies	354,400	13,268,736
Esterline Technologies*	168,500	9,737,615
Granite Construction	374,600	11,316,666
II-VI*	302,000	4,986,020
Kaman	431,500	16,051,800
Littelfuse	292,300	15,667,280
Measurement Specialties*	448,500	14,625,585
Methode Electronics	925,500	9,366,060
Michael Baker*	345,900	7,820,799
Navigant Consulting*	957,100	9,944,269
Orbital Sciences*	903,700	12,109,580
Regal-Beloit	259,300	16,901,174
Triumph Group	209,300	13,692,406

		222,266,179

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued

	Shares	Value

TECHNOLOGY — 8.4%
ATMI*	646,000	$12,758,500
Black Box	354,600	7,772,832
Coherent*	168,000	7,669,200
Emulex*	1,357,600	9,448,896
FormFactor*	750,300	3,421,368
GSI Group*	1,119,200	8,696,184
Harmonic*	1,408,100	6,111,154
Integrated Device Technology*	2,004,200	10,902,848
IXYS	856,200	8,151,024
Jabil Circuit	429,600	7,449,264
ON Semiconductor*	1,177,520	7,241,748
Plantronics	301,200	9,770,928

		99,393,946

UTILITIES — 1.9%
IDACORP	311,300	13,921,336
UNS Energy	209,400	8,928,816

		22,850,152

TOTAL COMMON STOCK (Cost $991,476,865)		1,154,827,094

CASH EQUIVALENT — 2.5%
Dreyfus Treasury Prime Cash Management, 0.000% (A) (Cost $29,239,623)	29,239,623	29,239,623

TOTAL INVESTMENTS — 100.2% (Cost $1,020,716,488)		$1,184,066,717

Percentages are based on Net Assets of $1,181,670,491.

(A)	The rate shown is the 7-day effective yield as of October 31, 2012.

*	Non-income producing security.

†	Real Estate Investment Trust

Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2012

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,020,716,488)	$1,184,066,717
Receivable for Capital Shares Sold	741,805
Dividends Receivable	227,648
Prepaid Expenses	12,810

Total Assets	1,185,048,980

Liabilities:
Payable for Capital Shares Redeemed	2,060,962
Payable due to Investment Adviser	707,489
Payable due to Administrator	67,955
Chief Compliance Officer Fees Payable	3,158
Payable due to Trustees	2,986
Other Accrued Expenses	535,939

Total Liabilities:	3,378,489

Net Assets	$1,181,670,491

Net Assets Consist of:
Paid-in-Capital	$937,977,668
Undistributed Net Investment Income	1,669,040
Accumulated Net Realized Gain on Investments	78,673,554
Net Unrealized Appreciation on Investments	163,350,229

Net Assets	$1,181,670,491

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	40,977,667

Net Asset Value, Offering and Redemption Price Per Share	$28.84

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE
YEAR ENDED
OCTOBER 31, 2012

STATEMENT OF OPERATIONS

Investment Income
Dividends	$14,878,968

Total Income	14,878,968

Expenses
Investment Advisory Fees	8,334,316
Administration Fees	801,395
Trustees’ Fees	13,182
Chief Compliance Officer Fees	9,257
Shareholder Servicing Fees	1,422,890
Transfer Agent Fees	93,488
Printing Fees	66,577
Custodian Fees	46,228
Legal Fees	41,962
Registration and Filing Fees	22,723
Audit Fees	20,948
Other Expenses	32,159

Total Expenses	10,905,125
Less: Fees Paid Indirectly (See Note 4)	(25)

Net Expenses	10,905,100

Net Investment Income	3,973,868

Net Realized Gain on Investments(1)	89,766,659
Net Change in Unrealized Appreciation on Investments	33,795,397

Total Net Realized and Unrealized Gain on Investments	123,562,056

Net Increase Net Assets Resulting from Operations	$127,535,924

(1)	See Note 10 in notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2012	Year Ended October 31, 2011

Operations:
Net Investment Income	$3,973,868	$2,561,687
Net Realized Gain on Investments(1)	89,766,659	144,506,969
Net Change in Unrealized Appreciation (Depreciation) on Investments	33,795,397	(58,848,788)

Net Increase in Net Assets Resulting from Operations	127,535,924	88,219,868

Dividends and Distributions:
Net Investment Income	(2,312,717)	(3,397,160)
Net Realized Gains	(109,233,914)	—

Total Dividends and Distributions	(111,546,631)	(3,397,160)

Capital Share Transactions:
Issued	135,401,023	294,978,992
In Lieu of Cash Distributions	107,411,393	3,240,854
Redemption In-Kind(1)	(71,010,858)	—
Redeemed	(241,917,668)	(456,319,096)

Net Decrease in Net Assets from Capital Share Transactions	(70,116,110)	(158,099,250)

Total Decrease in Net Assets	(54,126,817)	(73,276,542)
Net Assets:
Beginning of Year	1,235,797,308	1,309,073,850

End of Year	$1,181,670,491	$1,235,797,308

Undistributed Net Investment Income	$1,669,040	$—

Share Transactions:
Issued	4,787,562	9,977,530
In Lieu of Cash Distributions	4,265,975	111,353
Redemption In-Kind(1)	(2,672,384)	—
Redeemed	(8,594,005)	(15,203,894)

Net Decrease in Shares Outstanding from Share Transactions	(2,212,852)	(5,115,011)

(1)	See Note 10 in notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$28.61	$27.10	$22.38	$23.24	$41.21

Income from Operations:
Net Investment Income*	0.09	0.05	0.07	0.06	0.14
Net Realized and Unrealized Gain (Loss)	2.81	1.53	4.76	1.93	(12.66)

Total from Operations	2.90	1.58	4.83	1.99	(12.52)

Dividends and Distributions:
Net Investment Income	(0.05)	(0.07)	(0.11)	(0.10)	(0.17)
Net Realized Gain	(2.62)	—	—	(2.75)	(5.28)

Total Dividends and Distributions	(2.67)	(0.07)	(0.11)	(2.85)	(5.45)

Net Asset Value, End of Year	$28.84	$28.61	$27.10	$22.38	$23.24

Total Return†	11.54%	5.83%	21.60%	11.92%	(34.34)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,181,670	$1,235,797	$1,309,074	$1,200,420	$1,084,555
Ratio of Expenses to Average Net Assets(1)	0.92%	0.92%	0.92%	0.89%	0.87%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.18%	0.27%	0.31%	0.44%
Portfolio Turnover Rate	19%	30%	24%	33%	29%

(1)

The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.92%, 0.92%, 0.92%, 0.89% and 0.87%, respectively.

*	Per share calculations were performed using average shares for the year.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the New York and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such

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reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2012, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
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measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Effective May 1, 2012, the Portfolio adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Portfolio’s net assets.

As of October 31, 2012, all of the Portfolio’s investments were considered Level 1, in accordance with the fair value hierarchy. For details of investment classification, see the Schedule of Investments.

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For the year ended October 31, 2012, there have been no significant changes to the Portfolio’s fair value methodologies.

For the year ended October 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2012, there were no Level 3 securities.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriated provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

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Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts.

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $245,000 for two portfolios, plus $75,000 per additional portfolio, plus $15,000 per additional class or 0.10% of the first $250 million, 0.08% of the next $250 million, 0.07% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

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Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolios that are serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2012, the Portfolio earned credits of $25 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Investment Counselors of Maryland, LLC (the “Adviser”), owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by Old Mutual (US) Holdings Inc. and ICM Management LLC, a company wholly-owned by nine officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6.	Investment Transactions:

For the year ended October 31, 2012, the Portfolio made purchases of $222,826,502 and had sales of $404,456,155 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
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7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

Permanent book and tax differences primarily relating to distributions received from partnerships resulted in reclassification to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

To the extent these differences are permanent in nature they are changed or credited to paid in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the difference arise. Accordingly, the following permanent differences, primarily attributable to REIT adjustments, investments in partnerships, utilization of earnings and profits on shareholder redemptions and distribution reclassifications, and in-kind transfer of securities, have been reclassified to/from the following accounts as of October 31, 2012.

Undistributed Net Investment Income	Accumulated Net Realized Losses	Paid in Capital
$7,889	$(13,948,607)	$13,940,718

These reclassifications had no effect on the net assets or net asset value of the Portfolio.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gains	Total
2012	$2,312,717	$109,233,914	$111,546,631
2011	3,397,160	—	3,397,160

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$6,367,985
Undistributed Long-Term Capital Gain	71,824,191
Net Unrealized Appreciation	165,500,633
Other Temporary Difference	14

Total Distributable Earnings	$243,692,823

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the International Revenue Service.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2012, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,018,566,084	$254,138,972	$(88,638,339)	$165,500,633

8.	Other:

At October 31, 2012, 37% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

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9.	Loans of Portfolio Securities:

The Portfolio may lend portfolio securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2012, there were no securities on loan to brokers. For the year ended October 31, 2012, the Portfolio had no securities lending transactions.

10.	In-Kind Transfer of Securities:

During the year ended October 31, 2012, the Portfolio redeemed shares of beneficial interest in exchange for securities.

As a result of this redemption, the following shares were redeemed for assets valued at the following:

Date of Transfer	Shares Redeemed	Value of Investment Securities (000)	Realized Gain (000)
1/6/2012	2,672,384	$71,011	$7,628

11.	Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting

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periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

12.	Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

ICM Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (one of the portfolios constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Portfolio”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

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DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Annualized Expense Ratio	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$990.00	0.92%	$4.61
Hypothetical 5% Return	1,000.00	1,020.57	0.92	4.69

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

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by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-487-9386. The following chart lists Trustees and Officers as of October 31, 2012.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. And SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

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PORTFOLIO

Other Directorships Held by Board Member[4]
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Other Directorships Held by Officer
None.
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
97.59%	2.41%	100.00%	100.00%	100.00%	0.00%	3.43%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the ICM Small Company Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

803 Cathedral Street

Baltimore, MD 21201

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-AR-001-1100

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.